Exhibit 99.1

XBP Europe Holdings, Inc. Reports Full Year 2023 Results

April 1, 2024

Full Year Highlights

●	2023 revenue of $166.6 million, down 7.7% year-over-year (8.4% on a constant currency basis)
●	Net loss of $11.0 million includes restructuring charges of $6.7 million and transaction fees of $3.0 million
●	High margin Technology segment grows year-over-year to 27% of total revenue in 2023 compared to 24% in 2022
●	Gross margin at 23%, which is inclusive of the restructuring charges
●	Won a ~$48 million TCV contract in 2023, the largest contract win of the past five years
●	Won ~$58 million of ACV in 2023 and expanded solutions launching Reaktr.ai and XBP Omnidirect

LONDON, UK and Santa Monica, CA, April 01, 2024 (GLOBE NEWSWIRE) – XBP Europe Holdings, Inc. (“XBP” or the “Company”) (NASDAQ: XBP), a pan-European integrator of bills and payments and related solutions and services seeking to enable the digital transformation of its clients, announced today its financial results for the full year ended December 31, 2023.

“We start the year as a newly listed public company, having completed our long-awaited business combination towards the very end of 2023. In 2024, we are focusing on growth, investing in sales of our existing solution suite as well as the expansion into new solutions, most notably Reaktr.ai and XBM Omnidirect. In line with our growth objectives, we are expanding the use of cloud in order to be agile, while remaining nimble. We will keep our employees and the investor community apprised of our progress in the coming weeks and months,” said Andrej Jonovic, Chief Executive Officer of XBP.

Full Year Highlights

●	Revenue: Revenue for 2023 was $166.6 million, a decline of 7.7% compared to $180.5 million in 2022 due to completion of one-time projects, lower volumes and client contract ends, offset by positive impact of new business.
●	Revenue for the Bills & Payments segment was $121.9 million, a decline of 11.0% year-over-year, primarily due to completion of projects, lower volumes and client contract ends, offset by positive impact of newly won business, some of which is in early stage of ramp
●	Technology segment revenue was $44.7 million, an increase of 2.5% year-over-year, led by higher volume of software licenses sold and an increase in technology implementation and professional services revenue
●	Announced the win of a large public sector project totaling ~$48 million of TCV (“Total Contract Value”)
●	Won ~$58 million of ACV (“Annual Contract Value”)
●	We are investing in sales and business development functions to expand our focus on winning large tech and digital transformations
●	Operating loss: Operating loss in 2023 was $4.2 million, compared with operating loss of $2.0 million in 2022. In 2023, we incurred a restructuring charge of $6.7 million. The year over year change was due to the gross profit decline of $4.7 million which is inclusive of the restructuring expense, offset by a reduction in related party expense of $3.6 million. This related party expense reduction is primarily driven by the modification of the services provided when the merger agreement was entered into on October 9, 2022.
●	Net Loss: Net loss for 2023 was $11.0 million, compared with a net loss of $7.9 million in 2022. The year over year increase was materially driven by a restructuring charge of $6.7 million.
●	Adjusted EBITDA(1): Adjusted EBITDA for 2023 was $11.6 million, a decrease of 20.0% compared to $14.5 million in 2022. Adjusted EBITDA margin for 2023 was 7.0%, a decrease of 100 basis points from 8.0% in 2022.

●	Capital Expenditures: Capital expenditures for 2023 were 1.6% of revenue compared to 3.5% of revenue in 2022. Capital expenditures in 2022 were higher due to purchase of the Company’s Irish headquarters in Dublin, Ireland.
●	Adequate Liquidity: Received a total of $5.2 million in net proceeds from the business combination with CF Acquisition Corp. VIII. Current portion of long-term debt was $3.9 million at year-end 2023 compared to $5.0 million at year-end 2022. To fund our growth, our Secured Borrowing Facility (amended factoring agreement) provides for sale of new receivables up to a funding limit of €15.0 million.

Below is the note referenced above:

(1)	Adjusted EBITDA is a non-GAAP measure. A reconciliation of Adjusted EBITDA is attached to this release.

About XBP Europe

XBP Europe is a pan-European integrator of bills, payments and related solutions and services seeking to enable digital transformation of its more than 2,000 clients. The company’s name – ‘XBP’ stands for ‘exchange for bills and payments’ and reflects the company’s strategy to connect buyers and suppliers, across industries, including banking, healthcare, insurance, utilities and the public sector, to optimize clients’ bills and payments and related digitization processes. The company provides business process management solutions with proprietary software suites and deep domain expertise, serving as a technology and services partner for its clients. Its cloud-based structure enables it to deploy its solutions across the European market, along with the Middle East and Africa. The physical footprint of XBP Europe spans 15 countries and 32 locations and a team of approximately 1,500 individuals. XBP Europe believes its business ultimately advances digital transformation, improves market wide liquidity by expediting payments, and encourages sustainable business practices. For more information, please visit: www.xbpeurope.com.

About Non-GAAP Financial Measures

This press release includes constant currency, EBITDA and Adjusted EBITDA, each of which is a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). XBP Europe believes that the presentation of these non-GAAP financial measures will provide useful information to investors in assessing our financial performance, results of operations and liquidity and allows investors to better understand the trends in our business and to better understand and compare our results. XBP Europe’s board of directors and management use constant currency, EBITDA and Adjusted EBITDA to assess XBP Europe’s financial performance, because it allows them to compare XBP Europe’s operating performance on a consistent basis across periods by removing the effects of XBP Europe’s capital structure (such as varying levels of debt and interest expense, as well as transaction costs resulting from the combination with CF Acquisition Corp. VIII. on November 29, 2023 (the “Business Combination”) and capital markets-based activities). Adjusted EBITDA also seeks to remove the effects of restructuring and related expenses and other similar non-routine items, some of which are outside the control of our management team. Restructuring expenses are primarily related to the implementation of strategic actions and initiatives related to right sizing of the business. All of these costs are variable and dependent upon the nature of the actions being implemented and can vary significantly driven by business needs. Accordingly, due to that significant variability, we exclude these charges since we do not believe they truly reflect our past, current or future operating performance. The constant currency presentation excludes the impact of fluctuations in foreign currency exchange rates. We calculate constant currency revenue on a constant currency basis by converting our current-period local currency revenue using the exchange rates from the corresponding prior-period and compare these adjusted amounts to our corresponding prior period reported results. XBP Europe does not consider these non-GAAP measures in isolation or as an alternative to liquidity or financial measures determined in accordance with GAAP. A limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in XBP Europe’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures and therefore the basis of presentation for these measures may not be comparable to similarly-titled measures used by other companies. These non-GAAP financial measures are not required to be uniformly applied, are not audited and should not be considered in isolation or as substitutes for results prepared in accordance with GAAP. Net loss is the GAAP measure most directly comparable to the non-GAAP measures presented here. For reconciliation of the comparable GAAP measures to these non-GAAP financial measures, see the schedules attached to this release.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of XBP Europe, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by XBP Europe and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against XBP Europe or others and any definitive agreements with respect thereto; (2) the inability to meet the continued listing standards of Nasdaq or another securities exchange; (3) the risk that the business combination disrupts current plans and operations of XBP Europe and its subsidiaries; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of XBP Europe and its subsidiaries to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) costs related to the business combination; (6) changes in applicable laws or regulations; (7) the possibility that XBP Europe or any of its subsidiaries may be adversely affected by other economic, business and/or competitive factors; (8) risks related to XBP Europe’s potential inability to achieve or maintain profitability and generate cash; (9) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (10) volatility in the markets caused by geopolitical and economic factors; (11) the ability of XBP Europe to retain existing clients; (12) the potential inability of XBP Europe to manage growth effectively; (13) the ability to recruit, train and retain qualified personnel, and (14) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, definitive proxy statement filed on August 4, 2023, final prospectus filed on November 29, 2023, and other documents filed by CF VIII or that will be filed by XBP Europe from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Readers should not place undue reliance on forward-looking statements, which speak only as of the date they are made. XBP Europe gives no assurance that either XBP Europe or any of its subsidiaries will achieve its expected results. XBP Europe undertakes no duty to update these forward-looking statements, except as otherwise required by law.

For more XBP Europe news, commentary, and industry perspectives, visit: https://www.xbpeurope.com/

And please follow us on social:

X: https://X.com/XBPEurope

LinkedIn: https://www.linkedin.com/company/xbp-europe/

The information posted on XBP Europe's website and/or via its social media accounts may be deemed material to investors. Accordingly, investors, media and others interested in XBP Europe should monitor XBP Europe’s website and its social media accounts in addition to XBP Europe’s press releases, SEC filings and public conference calls and webcasts.

Investor and/or Media Contacts:

ir@xbpeurope.com

XBP Europe Holdings, Inc.

Consolidated Balance Sheets

For the years ended December 31, 2023 and 2022

(in thousands of United States dollars except share and per share amounts)

	December 31,
	2023	2022
ASSETS
Current assets
Cash and cash equivalents	$6,905	$7,473
Accounts receivable, net of allowance for credit losses of $1,272 and $929, respectively	30,795	35,977
Inventories, net	4,740	4,526
Prepaid expenses and other current assets	7,427	8,773
Related party note receivable	—	13,266
Total current assets	49,867	70,015
Property, plant and equipment, net of accumulated depreciation of $42,990 and $44,629, respectively	13,999	14,620
Operating lease right-of-use assets, net	6,865	5,848
Goodwill	22,910	22,062
Intangible assets, net	1,498	1,529
Deferred income tax assets	6,861	7,055
Other noncurrent assets	739	1,712
Total assets	$102,739	$122,841

LIABILITIES AND STOCKHOLDERS’ DEFICIT
LIABILITIES
Current liabilities
Accounts payable	$14,414	$16,863
Related party payables	13,350	32,658
Accrued liabilities	24,742	24,724
Accrued compensation and benefits	16,583	13,401
Customer deposits	536	1,061
Deferred revenue	6,004	5,660
Current portion of finance lease liabilities	638	757
Current portion of operating lease liabilities	1,941	1,796
Current portion of long-term debts	3,863	4,970
Total current liabilities	82,071	101,890
Related party notes payable	1,542	11,164
Long-term debt, net of current maturities	12,763	14,446
Finance lease liabilities, net of current portion	23	658
Pension liabilities	12,208	16,076
Operating lease liabilities, net of current portion	5,065	3,963
Other long-term liabilities	1,635	1,576
Total liabilities	$115,307	$149,773
Commitments and Contingencies (Note 14)

STOCKHOLDERS’ DEFICIT
Preferred stock, par value of $0.0001 per share; 10,000,000 shares authorized; none issued and outstanding at December 31, 2023 and 2022	—	—
Common Stock, par value of $0.0001 per share; 160,000,000 shares authorized; 30,166,102 and nil shares issued and outstanding at December 31, 2023 and 2022, respectively	30	—
Net parent investment	—	(5,845)
Accumulated deficit	(11,339)	—
Accumulated other comprehensive loss:
Foreign currency translation adjustment	(1,416)	(17,789)
Unrealized pension actuarial gains (losses), net of tax	157	(3,298)
Total accumulated other comprehensive loss	(1,259)	(21,087)
Total stockholders’ deficit	(12,568)	(26,932)
Total liabilities and stockholders’ deficit	$102,739	$122,841

XBP Europe Holdings, Inc.

Consolidated Statements of Operations

For the years ended December 31, 2023 and 2022

(in thousands of United States dollars except share and per share amounts)

	Year ended December 31,
	2023	2022
Revenue, net	$166,336	$180,349
Related party revenue, net	234	143
Cost of revenue (exclusive of depreciation and amortization)	127,456	136,276
Related party cost of revenue	76	511
Selling, general and administrative expenses (exclusive of depreciation and amortization)	34,683	32,956
Related party expense	4,683	8,309
Depreciation and amortization	3,851	4,390
Operating loss	(4,179)	(1,950)
Other expense (income), net
Interest expense, net	5,224	3,062
Related party interest expense (income), net	1,971	(25)
Foreign exchange losses, net	593	1,184
Changes in fair value of warrant liability	(597)	—
Other (income) expense, net	(929)	(804)
Net loss before income taxes	(10,441)	(5,367)
Income tax expense	606	2,562
Net loss	$(11,047)	$(7,929)
Loss per share:
Basic and diluted	$(0.49)	$(0.36)

XBP Europe Holdings, Inc.

Consolidated Statements of Cash Flows

For the years ended December 31, 2023 and 2022

(in thousands of United States dollars)

	Years ended December 31,
	2023	2022
Cash flows from operating activities
Net loss	$(11,047)	$(7,929)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	3,467	3,779
Amortization of intangible assets	384	616
Credit loss expense	343	181
Changes in fair value of warrant liability	(597)	—
Unrealized foreign currency (gains) losses	(616)	1,550
Loss on sale of property, plant and equipment	—	82
Change in deferred income taxes	(422)	1,668

Change in operating assets and liabilities
Accounts receivable	5,990	(3,369)
Inventories	(58)	(688)
Prepaid expense and other assets	2,123	4,253
Accounts payable	(2,417)	3,834
Related parties payable	(843)	14,073
Accrued expenses and other liabilities	2,629	(7,727)
Deferred revenue	67	510
Customer deposits	(538)	(943)

Net cash provided by (used in) operating activities	(1,535)	9,890

Cash flows from investing activities
Purchase of property, plant and equipment	(2,330)	(6,366)
Cash paid for costs of fulfilling a contract	(339)	—

Net cash used in investing activities	(2,669)	(6,366)

Cash flows from financing activities
Borrowings under secured borrowing facility	87,635	123,079
Principal repayment on borrowings under secured borrowing facility	(91,662)	(124,291)
Principal payments on Secured Credit Facility	(920)	(829)
Proceeds from Secured Credit Facility	223	1,732
Principal payments on finance leases	(786)	(1,021)
Proceeds from Business Combination, net of transaction expenses	5,205	—

Net cash used in financing activities	(305)	(1,329)

Effect of exchange rates on cash and cash equivalents	3,941	2,369
Net increase (decrease) in cash and cash equivalents	(568)	4,562

Cash and equivalents, beginning of period	7,473	2,910
Cash and equivalents, end of period	$6,905	$7,473

Supplemental cash flow data:
Income tax payments, net of refunds received	1,059	1,288
Interest paid	1,798	3,028

XBP Europe Holdings, Inc.

Schedule 1: Reconciliation of Adjusted EBITDA and constant currency revenues

Reconciliation of Non-GAAP Financial Measures to GAAP Measures

Non-GAAP constant currency revenue reconciliation

	Year ended December 31,
($in thousands)	2023	2022
Revenues, as reported (GAAP)	166,570	180,492
Foreign currency exchange impact (1)	1,322
Revenues, at constant currency (Non-GAAP)	165,248	180,492

Reconciliation of Adjusted EBITDA

	Year ended December 31,
($in thousands)	2023	2022
Net loss (GAAP)	(11,047)	(7,929)
Income tax expenses	606	2,562
Interest expense including related party interest expense, net	7,195	3,037
Depreciation and amortization	3,851	4,390
EBITDA (Non-GAAP)	605	2,060
Restructuring and related expenses	6,671	2,247
Related party management fee and royalties	1,355	5,401
Foreign exchange losses, net	593	1,184
Changes in fair value of warrant liability	(597)	—
Transaction Fees	2,970	3,595
Adjusted EBITDA (Non-GAAP)	11,597	14,487

(1) Constant currency excludes the impact of foreign currency fluctuations and is computed by applying the average exchange rates for the months and twelve months ended December 31, 2022, to the revenues during the corresponding period in 2023.

Source: XBP Europe Holdings, Inc.